UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2007

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator and Servicer into the Issuing Entities described below)

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

CHASE CREDIT CARD MASTER TRUST

(Issuing Entity of the Chase Collateral Certificate)

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes) (Exact name of registrant as specified in its charter)

Laws of the United States	333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On May 22, 2007, the Chase Issuance Trust, a Delaware statutory business trust (the “Trust”) and Chase Bank USA, National Association (the “Bank”), completed the securitization of approximately $120,000,000 of credit card receivables. The securitization consists of $120,000,000 Class A(2007-5) notes.

The additional Class A(2007-5) notes are part of a series of notes called the CHASEseries. The CHASEseries will consist of Class A notes, Class B notes and Class C notes. The Class A(2007-5) notes are a tranche of the Class A notes of the CHASEseries.

These Class A(2007-5) notes form a part of the same tranche and have the same terms as, and are fungible with, the issuing entity’s $350,000,000 Class A(2007-5) notes ($250,000,000 of which were issued on April 11, 2007 and $100,000,000 of which were issued on April 26, 2007) which have an interest rate of LIBOR +0.04% and a schedule principal payment date of March 15, 2017 with a legal maturity date of March 15, 2019. As of May 22, 2007, the aggregate outstanding dollar principal amount of Class A(2007-5) notes will be $470,000,000.

The Class A(2007-5) Terms Document, dated as of April 11, 2007, among the Trust, as Issuer and Wells Fargo Bank, National Association, as Indenture Trustee and as Collateral Agent was previously included as an exhibit to the Form 8-K filed on April 11, 2007.

The Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1a)	Class A(2007-5) REOPEN Underwriting Agreement of Chase Issuance Trust, dated as of May 16, 2007, between Chase Bank USA, National Association and J.P. Morgan Securities Inc.

(1.1b)	Class A(2007-5) REOPEN Underwriting Terms Agreement, dated as of May 16, 2007, between Chase Bank USA, National Association and J.P. Morgan Securities Inc.

(4.1)	Class A(2007-5) REOPEN Supplemental Indenture to the Class A(2007-5) Terms Document, dated as of May 22, 2007, among Chase Issuance Trust, as Issuer and Wells Fargo Bank, National Association, as Indenture Trustee and as Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION,
as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: May 22, 2007